UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________
FORM 8-K/A
________________

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 24, 2018 (July 25, 2018)

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed July 25, 2018 (the “Original Form 8-K”) by ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”) for the purpose of correcting the asset yield and net interest margin from 3.30% and 1.73%, respectively, to 3.13% and 1.56%, respectively, in the Company’s press release filed as Exhibit 99.1 to the Original Form 8-K (the “Original Press Release”) and making appropriate conforming changes to the Original Press Release. The Company's net income under Generally Accepted Accounting Principles, core income and book value as of June 30, 2018, and for the quarter ended, as previously reported, are unaffected. The Company’s estimated net interest margin for the month of July 2018 was 1.67%. A press release correcting and replacing the Original Press Release was publicly issued by the Company on August 24, 2018 and is furnished as Exhibit 99.1 to this Form 8-K/A. There are no additional changes to the Original Form 8-K or Original Press Release.

Item 2.02.     Results of Operations and Financial Condition.

On July 25, 2018, ARMOUR issued a press release announcing its operating results for the second quarter ended June 30, 2018. Subsequent to the issuance of such press release, a press release correcting and replacing the Original Press Release was publicly issued by the Company on August 24, 2018 and is furnished as Exhibit 99.1 to this Form 8-K/A.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	ARMOUR's correcting and replacing press release, dated August 24, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2018

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ James R. Mountain
Name:	James R. Mountain
Title:	Chief Financial Officer